Delek Logistics Partners, LP Investor Presentation May 2017

These slides and any accompanying oral and written presentations contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”, or ”Delek Logistics”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US Holdings, Inc. (“Delek US”) (NYSE: DK) or its assignees and their respective ability to pay us under our commercial agreements; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other affects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the timing and extent of changes in commodity prices and demand for crude oil and refined products; the suspension, reduction or termination of Delek US‘s or its assignees' or any third-party's obligations under our commercial agreements; as it relates to potential future growth opportunities and other potential benefits for Delek Logistics, the risks and uncertainties related to the expected timing and likelihood of completion of the proposed merger between Delek US and Alon USA Energy, Inc. (“Alon”)(NYSE:ALJ), including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses of Delek US and Alon, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Delek US may not approve the issuance of new shares of common stock as consideration for the merger or that stockholders of Alon may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies and other factors discussed in our other filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek Logistics believes that the presentation of EBITDA, distributable cash flow and distribution coverage ratio provide useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered in isolation or as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all items that affect net income and net cash provided by operating activities. Additionally, because EBITDA and distributable cash flow may be defined differently by other partnerships in its industry, Delek Logistics' definitions of EBITDA and distributable cash flow may not be comparable to similarly titled measures of other partnerships. Please see the appendix for a reconciliation of EBITDA, and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. Disclaimers

3 Chairman and Chief Executive Officer Director, Executive Vice President and Chief Financial Officer (1) Executive Vice President Uzi Yemin Assi Ginzburg Mark Smith Executive Vice President and Chief Financial Officer (1) Kevin Kremke (1) Effective June 1, 2017, Kevin Kremke will replace Assi Ginzburg as Chief Financial Officer. Management Presenters

Agenda 4  Sponsor Overview  Delek Logistics Overview  Stable Assets and Long-Term Minimum Volume Commitments  Assets Positioned for Permian Basin Growth  Financial Overview  Appendix

Sponsor Overview

Well Capitalized and Financially Conservative Sponsor

Operational Strength	• ~302,000 Bbl/d of refining capacity in Louisiana, Texas and Arkansas following the close of the ALJ acquisition [1] • Access to crude / product terminals, pipeline and storage assets
Financial Strength	• $2.0 billion equity market value [2] • $568 million net debt; $778 million in cash [3] • Net Debt / 2017E EBITDA of 1.2x [3][5]
Growth Oriented	• Jan. 3, 2017 announced a definitive agreement to acquire the remaining 53% of the outstanding common stock of Alon USA (NYSE:ALJ) that Delek US does not already own • Creates a leading Permian-based refining system with approximately 302,000 Bbl/d[1] of refining capacity

Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution

REFINING SEGMENT

- ~302,000 Bbl/d in total [1]

El Dorado, AR
- 80,000 Bbl/d
- 10.2 complexity

Tyler, TX
- 75,000 Bbl/d
- 8.7 complexity

Big Spring, TX
- 73,000 Bbl/d
- 10.5 complexity

Krotz Springs, LA
- 74,000 Bbl/d
- 8.4 complexity

LOGISTICS SEGMENT [4]

- Approx. 1,250 miles of pipelines
- 8.5 million Bbls storage capacity
- 9 light product terminals



DELEK REFINERIES
ALON REFINERIES
ALON TERMINAL
DELEK LOGISTICS TERMINAL
DELEK ASPHALT TERMINAL
ALON ASPHALT TERMINAL
DELEK RENEWABLES
ALON RENEWABLES
ALON RETAIL CITIES
THIRD PARTY TERMINAL
DELEK LOGISTICS CRUDE PIPELINES
ALON PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD PARTY CRUDE PIPELINES
THIRD PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS
ELK GROVE
FERNLEY
BAKERSFIELD
MOJAVE
PARAMOUNT/ LONG BEACH
RICHMOND BEACH
PHOENIX
FLAGSTAFF
TUCSON
ALBUQUERQUE
EL PASO
BIG SPRING
LUBBOCK
WICHITA FALLS
CUSHING
DALLAS
TYLER
SAN ANGELO
LITTLE ROCK
EL DORADO
MEMPHIS
NASHVILLE
BRENTWOOD
KROTZ SPRINGS
ST JAMES
NEW ORLEANS
BEAUMONT
FREEPORT

Note: Please see Delek US' presentation from January 3, 2017 "Delek US Holdings to Acquire the Remaining Shares of Alon USA" that is posted on its website. Delek US expects this transaction to close by July 1, 2017. Please see entire presentation and webcast for additional information related to this transaction

(1) As of May 5, 2017. Pro forma for the acquisition of the remaining interest of Alon USA Energy, Inc.
(2) Pro forma as of May 5, 2017 trading for Delek US stock.
(3) Pro forma as of March 31, 2017.
(4) Consists of ownership in Delek Logistics Partners.
(5) Non-GAAP measure. For a reconciliation to the most directly comparable U.S. GAAP measure. DK + ALJ FactSet EBITDA estimates as of 12/30/16. Includes $75 million of synergies before potential cost of capital savings from the combined company. Please see appendix.

6

Strategic Combination with Financial Flexibility to Support Growth and Maintain a Conservative Balance Sheet

Delek US

- Grown through opportunistic acquisitions across multiple market cycles
- Expertise to invest in/improve operations
- Strong balance sheet and credit profile

ALON USA

- Low-cost, reliable operator
- Retail expertise/largest 7-Eleven licensee
- Asphalt blending and marketing expertise
- Historically capital constrained

Creates a Permian-Focused Refining System with a Broadened Marketing Reach
Ability to unlock approximately $95 million of synergies[3] and $78 million of Logistics EBITDA[4][5]

Refining

- 7th largest independent refiner
- A leading refining presence in the Permian Basin
- 4 locations – (2) TX, (1) AR, (1) LA
- Approximately 302,000 Bbl/d of crude throughput capacity
- Colonial Pipeline space of 600,000 barrels per month
- TEPPCO Pipeline space of 600,000 to 1.0m barrels per month [2]

Logistics

- Consists of Delek Logistics Partners, LP (NYSE: DKL)
- Drop-able logistics assets fuel 40%+ [1][5] increase in EBITDA and further supports double digit long term distribution growth
- Material GP benefits

Retail

- Integrated system supported by Big Spring refinery
- Approximately 307 stores in central/west Texas and New Mexico
- West Texas wholesale marketing business

Asphalt

- 15 terminals serving markets from Tennessee to the West Coast
- Approaching 1,000,000 tons/year of sales

Renewables

- 3 plants / 61 million gal/yr of biodiesel capacity

1) Growth based on asphalt and Big Spring drop downs.
2) TEPPCO line space range based on allocation and seasonality through a year. Amounts will vary by month.
3) Please see page 30 for detail.
4) Represents mid points of estimated ranges. Please see page 41 for additional information.
5) Non-GAAP measure. For a reconciliation to the most directly comparable U.S. GAAP measure, see the appendix. Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at Delek Logistics Actual amounts will be based on timing, performance of the assets, Delek Logistics's growth plans and valuation multiples for such assets at the time of any transaction.

Delek Logistics
7

8 • Creates a leading refining presence in the Permian Basin • 7th largest independent refiner with ~302,000 barrels per day crude throughput capacity • Access to approximately 207,000 barrels per day of Permian-sourced crude • Largest exposure to Permian crude of the independent refiners as percentage of crude slate • Permian Basin production expected to continue to grow • Improved drilling efficiencies have benefited production economics • Delek Logistics positioned to benefit by providing future logistics support to a larger refining system Permian Basin Crude Oil Production (2) Combined Access to Permian Basin Crude Permian Crude Access as % of Crude Slate (3) 1) Barclays research. Company reports. TSO includes WNR. 2) TPH Research report, “Oil Global Supply & Demand”, Drillinginfo, and EIA as of March 2017. 3) TPH Research; Crude slate - TSO includes WNR acquisition; WNR includes 100% of NTI; PBF includes both Chalmette & Torrance. Note: Information on this page is derived from Delek US’ presentation from January 3, 2017 “Delek US Holdings to Acquire the Remaining Shares of Alon USA” that is posted on its website. Delek US expects this transaction to close by July 1, 2017. Please see entire presentation and webcast for additional information related to this transaction. 90 117 207 61% 75% 69% 0% 20% 40% 60% 80% 0 50 100 150 200 250 ALJ DK Combined % o f Cr u d e Sl at e M B b l/ d Refining Peers by Crude Capacity (MBbls) (1) 185 302 443 879 1,149 1,794 2,107 2,485 CVR Energy Delek + Alon Holly Frontier PBF Energy Tesoro Marathon Petroleum Phillips 66 Valero 0 1,000 2,000 3,000 4,000 5,000 2009 2011 2013 2015 2017E 2019E M B b l/ d 0% 20% 40% 60% 80% % o f cr u d e sl at e Delek US Acquisition of Alon to Create a Leading Permian Based Refining System Delek Logistics positioned to provide logistics support for ~302,000 Bbl/d of crude throughput capacity (~69% Permian Basin based)

Delek Logistics Overview

NY008LRP - 912119_1.wor -L r - r- rLL P 912119_1.wo San Angelo Fort Worth Dallas Waco Tyler Shreveport Monroe El Dorado Beaumont New Orleans Little Rock Memphis Brentwood Nashville Knoxville Abilene Big Spring Krotz Springs NY008LRP - 912119_1.wor - rL 1.P 912119_ SALA GATHERING SYSTEM AR LA Magnolia El Dorado  ~765 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR  Storage facilities with 7.3 million barrels of active shell capacity  Rail Offloading Facility Pipelines/Transportation Segment  Wholesale and marketing business in Texas  9 light product terminals: TX, TN, AR  Approx. 1.2 million barrels of active shell capacity Wholesale/Terminalling Segment 10 Stable Asset Base Positioned for Growth Growing logistics assets support crude sourcing and product marketing for customers (NY008LRP) 912119_1.wor1. r) 912119 rr) 912119 1.1.) 912119(NY008LRP _ o EAST TEXAS LOGISTICS SYSTEM Mt. Pleasant Big Sandy Longview Kilgore Henderson Tyler DELEK THIRD-PARTY ASSETS Enterprise Pipeline (Product) Delek US Refinery DELEK LOGISTICS (DKL) Product Terminal Product Tank Farm Product Pipeline Corporate Headquarters Crude Tank Farm Crude Pipeline ALON THIRD-PARTY ASSETS (2) Alon Asphalt Terminal Alon USA Refinery Alon Terminal Third Party Terminal ALJ West Coast Asphalt Terminals (2)  Mojave, Phoenix, Flagstaff, Elk Grove and Bakersfield NY008LRP - 912119_1.wor - .P rL - .- .P rP r008L 912119_1LY R - . o - . Paramount/ Long Beach Mojave CA Bakersfield Elk Grove Flagstaff Phoenix NV AZ (1) Includes approximately 240 miles of leased pipeline capacity. (2) Potential drop-down assets. DK acquired assets through the pending ALJ acquisition. Drop-down subject to Delek Logistics' conflicts committee review and approval.

11  Management team has substantial midstream experience and a track record of value creation  Management team has on average more than 20 years of combined experience in the midstream and refining logistics sector Experienced Management Team Key Delek Logistics Credit Highlights  Asset base provides consistent cash flow generation even in a challenging macro environment, as evidenced from the 2014 and 2015 financial performance  Long-term contracts with minimum volume commitments and inflation-indexed fees to support throughput volumes and provide downside protection from commodity price volatility  Existing liquidity of ~$301 million as of 3/31/17, provides financial flexibility to finance growth opportunities supported by a sufficient backlog of drop-down inventory at DK following anticipated closing of ALJ transaction  Minimal existing leverage a result of management’s fiscal austerity  Distribution per unit has been increased sixteen consecutive times since the IPO while maintaining an annual distribution coverage greater than 1.0x  Delek Logistics is well-positioned to pursue third party acquisitions and drop-downs  Continued contribution from joint venture pipelines  Opportunity to enhance existing asset base with capex growth initiatives Several Visible Pathways for Potential Growth Stable Asset Base Multi-Year Contracts with Firm Commitments Ensure Stable Cash Flow Generation Strong Financial Profile to Support Growth Conservative Coverage and Leverage Enables Increased Distribution  Attractive Permian position with a diverse platform across hydrocarbons and customer-types  Significant growth potential for continued upstream development Assets in Permian Positioned for Growth

Stable Assets and Long-Term Minimum Volume Commitments

Contract Highlights • The Lion Pipeline System and SALA Gathering System are supported by a long-term contract that includes three take-or-pay commitments • Initial term of 5 years, maximum term of 15 years (2) • Crude oil transportation throughput of 59 MBbl/d in Q1 2017, supported by a MVC of 46 MBbl/d (3) • Refined products transportation throughput of 51 MBbl/d in Q1 2017, supported by a MVC of 40 MBbl/d • Crude oil gathering throughput of 17 MBbl/d in Q1 2017, supported by a MVC of 14 MBbl/d • East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50 MBbl/d 1) Based on percentage of Q1 2017 gross margin earned from contracts. Duration includes automatic renewal at Delek US’ option. 2) Maximum term assumes an extension of the commercial agreement pursuant to terms thereof. 3) Volumes gathered on the SALA Gathering System will not be subject to an additional fee for transportation on the Lion Pipeline System. 4) Gross margin generated from the minimum volume commitment provisions of each contract. 5) Gross margin generated by throughput volumes above the minimum volume commitment provision of each contract. 6) Gross margin generated by assets without contracts. 13 $23 $25 $26 $25 $28 $31 $32 $31 $32 $31 $28 $28 $29 $3 $4 $4 $4 $3 $4 $5 $4 $4 $4 $4 $4 $3 $6 $11 $4 $10 $4 $4 $4 $2 $1 $3 $2 $3 $5 $31 $40 $34 $39 $35 $40 $41 $38 $37 $39 $34 $36 $37 73% 62% 76% 65% 81% 78% 77% 82% 85% 79% 81% 79% 78% $0 $10 $20 $30 $40 $50 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 $ in m ill io n s Contracted Min Gross Margin Contracted Excess Gross Margin Uncontracted Gross Margin Contracted Min Gross Margin (% of total) 79% of 4Q16 Gross Margin from Minimum Volume Commitments 2014 2015 15% 1% 28% 56% < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years Duration of Contracts (1) (4) (5) (6) Multi-Year Contracts with Firm Commitments / MVCs 2016 2017

46.0 46.5 47.9 55.0 56.6 58.7 45.2 49.7 53.5 57.4 52.1 51.4 - 20.0 40.0 60.0 80.0 2012 2013 2014 2015 2016 Q1 2017 (M B b l/ d ) Crude Volume (MBbl/d) Refined Product Volume (MBbl/d) SALA Gathering System • Provides access to local Arkansas, east Texas and north Louisiana crudes to Delek US’ El Dorado refinery • 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery • Crude price environment plays role in production from local producers 20.7 22.2 22.7 20.7 17.8 16.5 - 5.0 10.0 15.0 20.0 25.0 30.0 2012 2013 2014 2015 2016 Q1 2017 (M B b l/ d ) Crude Volume (MBbl/d) Lion Pipeline System • Provides non-gathered crude oil to Delek US’ El Dorado refinery and connects to Enterprise Texas Eastern Products Pipeline to move finished products • Crude and light product throughput benefitted from improvements at Delek US’ El Dorado refinery completed in 1Q14 turnaround that increased light crude capability by 10,000 Bbl/d (1) Please see page 36 for contract summary. Lion Pipeline System SALA Gathering System 14 Asset Overview: Lion Pipeline System and SALA Gathering (1) Consistent volumes supported by minimum volume commitments provide stable, predictable cash flows Crude Volume MVC: 46 MBbl/d Refined Product MVC: 40 MBbl/d Crude Gathering MVC: 14 MBbl/d

15 Additional Stable Logistics Assets and Agreements Overview • Tyler Tank Assets: ~2.0 MMBbls of total capacity, 96 storage tanks and ancillary assets, located at the Tyler Refinery in Texas • El Dorado Tank Assets: ~2.5 MMBbls of total capacity, 158 storage tanks and ancillary assets, located at the El Dorado Refinery in Arkansas • Tyler Crude Tank: crude oil storage tank with ~350 MBbls of total capacity at the Tyler Refinery • El Dorado Rail Offloading Racks: 2 crude oil rail offloading racks, designed to receive up to 25 MBbl/d of light crude or 12 MBbl/d of heavy crude delivered to the El Dorado Refinery • North Little Rock Tanks: terminal including 5 tanks with a total capacity of 180 MBbls located in Arkansas • East Texas Wholesale Marketing: contractual agreement with Delek US to market 100% of the refined products output of the Tyler Refinery, other than jet fuel and petroleum coke Stable Gross Margin ($MM) $2.5 $2.5 $2.6 $2.6 $2.6 $2.6 $2.6 $2.1 $2.5 $2.5 $2.5 $2.5 $2.5 $2.2 $3.9 $4.0 $4.0 $4.0 $4.0 $3.9 $3.9 $3.9 $3.9 $3.9 $3.9 $3.9 $2.0 $2.0 $1.9 $2.0 $1.6 $2.2 $2.5 $2.2 $2.2 $2.3 $2.3 $2.3 $2.0 $0.3 $0.5 $0.5 $0.5 $0.5 $0.5 $0.5 $0.5 $0.8 $0.8 $0.9 $0.9 $1.0 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $7.1 $9.1 $9.2 $9.3 $8.8 $9.5 $9.8 $9.0 $9.7 $9.8 $9.7 $9.7 $9.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Tyler Tank Assets El Dorado Tank Assets Tyler Crude Tank El Dorado Rail Offloading Racks North Little Rock Tanks East Texas Wholesale Marketing Volumes (MBbl/d) 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 12.4 11.2 9.7 12.2 16.9 25.3 16.9 16.4 20.2 17.8 18.1 13.4 62.4 61.2 59.7 62.2 50.0 66.9 75.3 66.9 66.4 70.2 67.8 68.1 63.4 0.0 20.0 40.0 60.0 80.0 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Minimum Volume Commitment Volumes in Excess of Minimum Volume Assets and agreements with stable margins through commodity price cycles mitigates overall cash flow volatility (1) Period includes the effect of Delek US’ Tyler refinery turnaround during 1Q 2015. (1)

19 13 75 97 107 122 118 115 2011 2012 2013 2014 2015 2016 Q1 2016 Q1 2017 Terminalling Assets (1) • Refined products terminalling services for Delek US and/or third parties • Comprised of terminals located in: • Memphis and Nashville, TN; • Tyler, Big Sandy (1) and Mt. Pleasant, TX; • El Dorado and North Little Rock, AR • Delek US Tyler refinery turnaround and expansion lowered volumes in 1Q15 - 3 6 9 12 2011 2012 2013 2014 2015 2016 West Texas Wholesale Other Terminals Drop Down Terminals (1) Big Sandy was not operating during 2011, 2012 and the majority of 2013. However, contract with Delek US has a minimum throughput requirement of 5,000 Bbl/d along with a minimum storage requirement. For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling. (2) Excludes approximately 10 MBbls of shell capacity that is not currently in service. (3) Includes effect of Tyler refinery turnaround during 1Q 2015. 16 Asset Overview: Terminalling Terminal Count Volume (MBbl/d) (3) Location Number of Tanks Active Shell Capacity (MBbls) Number of Truck Loading Lanes Truck Loading Capacity (MBbl/d) Big Sandy, TX --- --- 3 25 Memphis, TN 12 126 3 20 Nashville, TN (2) 10 128 2 15 Tyler, TX --- --- 11 91 North Little Rock, AR --- --- 2 17 El Dorado, AR --- --- 3 35 Mount Pleasant, TX 7 175 3 10 Terminalling Asset Detail

Assets Positioned for Permian Basin Growth

1) Deutsche Bank Research, Permian Basin: “You are still the one” 11/28/16, breakeven based on flat natural gas of $3.00/MMbtu; NGLs priced 35% of WTI; regional commodity differential and 25% royalty. 2) EIA production data through May 5, 2017, Drilling Productivity Report; Baker Hughes rig count as of May 5, 2017. 3) WTI spot price as of May 5, 2017. 4) EIA production data through May 5, 2017, Drilling Productivity Report. 18 Crude Oil Production Grew Despite Rig Decline (2) Permian Basin Estimated Breakeven Crude Oil Price(1) Crude Oil Production % Change since Jan. 2015 (4) $37.77 $37.95 $36.55 $39.57 $39.60 $39.86 $41.76 $42.39 $43.90 $45.20 $45.42 $45.51 $47.57 $47.68 $47.87 $49.27 $52.01 $52.45 $53.87 $54.83 $56.96 $59.52 $70.80 $- $20 $40 $60 $80 Lower Sprayberry - N Midland Eagle Ford - Oil Window Upper Wolfcamp - S Midland Upper Wolfcamp - N Midland STACK - Oil Window Bakken - Core - McKenzie Upper Wolfcamp - C Reeves Avalon Oil - New Mexico Upper Wolfcamp - S Reeves Niobrara - Middle Core MRL SCOOP -- Springer Bone Spring - NM Jo Mill - N Midland Middle Sprayberry - N Midland Niobrara - Middle Core XRL Bone Spring, TX Wolfcamp - NM Bakken - non core Eagle Ford - Condensate Lower Wolfcamp - C Reeves STACK - Condensate Brushy Canyon - NM Cline - N Midland -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% Jan-15 May-15 Sep-15 Dec-15 May-16 Aug-16 Dec-16 May-17 % C h an ge s inc e Ja n . 2 0 1 5 Permian Bakken Eagle Ford 0 100 200 300 400 500 600 - 500 1,000 1,500 2,000 2,500 Jan-07 Jan-09 Feb-11 Mar-13 Apr-15 May-17 A ct ive Ri g C o u n t C ru d e O il P ro d . ( MB b l/ d ) Oil Prod. (MBbl/d) Rig Count Permian WTI $46.23 (3) Production continued to grow through the downturn in crude oil prices; Improved Efficiencies Permian Basin Attractive Drilling Economics Support Growth

Joint Venture Pipeline Projects

Create platforms for future growth; Ability to leverage Permian position

Rio Pipeline (Delaware Basin)

- Rangeland (67%)/ Delek Logistics (33%)
- Cost: $119 million
- Capacity: 55,000 Bbl/d
- Length: 107 miles
- Completed: September 2016
- Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines


CARLSBAD
NM
TX
LOVING
COLORADO CITY
PLAINS BASIN
SUNOCO WEST TEXAS GULF
RIO MIDLAND DELIVERY
RIO LINE
MIDLAND
RIO STATE LINE TERMINAL
ODESSA
CRANE
BRIDGETEX
MAGELLAN LONGHORN
DELEK LOGISTICS (DKL)
PRODUCT TERMINAL
THIRD-PARTY CRUDE PIPELINE
RIO JV CRUDE PIPELINE
TANK FARM
PUMP STATION


TEXARKANA
TX
MAGNOLIA
EL DORADO
El Dorado
Magnolia
Sunoco Mid-Valley
HAYNESVILLE
Plains Red River
LONGVIEW
Sunoco
West Texas Gulf
Caddo
SHREVEPORT
Exxon Northline
BROWN
FINNEY
LA
DELEK LOGISTICS (DKL)
PRODUCT TERMINAL
THIRD-PARTY CRUDE PIPELINE
DKL CADDO JV CRUDE PIPELINE
DKL CRUDE PIPELINE
TANK FARM
THIRD-PARTY TANK FARM
PUMP STATION
DELEK REFINERY

Caddo Pipeline

- Delek Logistics (50%)/Plains (50%)
- Est. total cost: $123 million (1)
- Capacity: 80,000 Bbl/d
- Length: 80 miles
- Completed: January 2017
- Provides additional logistics support to El Dorado refinery with third crude supply source

- Delek Logistics target EBITDA multiple is 8x to 10x investment at the joint venture level (2)
- Delek US is an anchor shipper on both projects
- Delek Logistics received $780,000 from Rio Pipeline and Caddo Pipeline JVs for Q1 2017

(1) Estimated investment pending final construction amounts at Caddo.
(2) Actual performance will vary based on market conditions and operations which may change the actual multiple in future periods.

19

 Approximately 195 mile crude oil pipeline - Mainline pipeline flows from north to south  Capacity of ~36,000 bpd  Pipeline has been at capacity since March  Temporary FERC tariff in place to encourage spot shippers  Intend to move to base tariff as Permian activity increases and differentials weaken  Base at $1.50/Bbl with temporary incentive tariff of $1.25/Bbl at 1,000 Bbl/d to 9,999 Bbl/d; $1.00/Bbl at 10,000 Bbl/d or greater  Flexibility to explore options for available capacity on this pipeline  Evaluations of potential increases in utilization and capacity of Paline system may offer future growth  Explore ability to reverse to flow from the Gulf Coast to allow potential shippers to take advantage of crude oil price differentials Note: The previous contract that expired on June 30, 2016 had 35,000 Bbl/d of mainline capacity reserved for third parties to use exclusively during a term that began on January 1, 2015. Delek Logistics elected to extend the contract at 10,000 Bbl/d from July 1, 2016 to December 31, 2016. Following the December 31, 2016 expiration, volume shipped is subject to the FERC tariff and incentive rates that are currently in place. 20 Asset Overview: Paline Pipeline

21 Asset Overview: West Texas Wholesale Business 1) RINs gross margin benefit included in the 2013 west Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/Bbl, 1Q16 gross margin included $1.5 million, or $1.18/Bbl, and 1Q17 gross margin included $1.1 million, or $0.86/Bbl. 2) Source: Baker Hughes Drilling Rig report through May 5, 2017. 3) TPH research report, “Oil Global Supply & Demand” March 2017. $0 $10 $20 $30 $40 $50 $60 $70 0 100 200 300 400 500 600 De c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 Ap r- 1 5 M ay -1 5 Ju n -1 5 Ju l- 1 5 Au g- 1 5 Se p -1 5 O ct -1 5 No v- 1 5 De c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 Ap r- 1 6 M ay -1 6 Ju n -1 6 Ju l- 1 6 Au g- 1 6 Se p -1 6 O ct -1 6 No v- 1 6 De c- 1 6 Ja n -1 7 Fe b -1 7 M ar -1 7 Ap r- 1 7 M ay -1 7 W TI ( $ /Bb l) Ri g C o u n t Rig Count WTI, $/bbl $7.2 $7.6 $8.5 $15.5 $14.0 $28.2 $8.0 $6.9 $0.7 $3.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 2014 2015 2016 Q1'16 Q1'17 West Texas Wholesale and Marketing Gross Margin 13,377 Bbl/d 14,353 Bbl/d 15,493 Bbl/d 16,523 Bbl/d 18,156 Bbl/d 16,707 Bbl/d 16,357 Bbl/d 14,370 Bbl/d West Texas Wholesale and Marketing • Operates in an area around the Permian Basin • Purchases refined products from third parties for resale at owned and third party terminals in west Texas • Includes ethanol blending activity • Positioned to benefit from positive industry dynamics: • Drilling rig count has increased since May 2016, there are currently 349 rigs operating in the Permian Basin(2) • Improved efficiencies in the Permian Basin have benefitted rig production levels • Forecast for continued production growth • Current takeaway pipeline capacity is adequate • Potential for tight production/takeaway capacity in future (1) (1) (1) (1) ($ in millions) Permian Basin Drilling Rig Count(2) and WTI Price 1.9 2.0 2.5 3.3 3.7 3.9 0.0 1.0 2.0 3.0 4.0 5.0 2015A 20 A 2017E 2018E 2019E 2020E Substantial Increase in Permian Production Expected(3) (MMBbl/d) 14,467 Bbl/d 13,257 Bbl/d (1) (1)

Several Visible Pathways for Potential Growth

Ability to Leverage Relationship with Delek US

Potential Benefits from DK Acquisition of ALJ [1]	▪ Delek US announced definitive agreement to acquire the remaining 53% of the outstanding common stock of Alon USA (NYSE:ALJ) that it does not already own; expected to close by July 1, 2017 ▪ Creates a leading Permian based refining system with ~200,000 Bbl/d of Permian crude access [2] ▪ Delek Logistics is well-positioned to support future logistics projects in the Permian Basin for this system ▪ Potential for $72 million to $82 million of logistics EBITDA to be dropped to Delek Logistics in the future [3]
Benefit from Growth	▪ Improvement in throughput capability and/or flexibility at Delek US' refineries[3] in 2014 and 2015 was supported by Delek Logistics assets.

Focus on existing asset base provides EBITDA growth

2017 Target	▪ Available capacity on existing pipeline, terminalling & storage assets ▪ Driven by organic growth at Delek Logistics ▪ Contracts expiring in 2017 have been extended by Delek US for additional five year option
Organic Growth	▪ Joint venture pipeline projects expected to contribute DCF growth in 2017 ▪ Focus on incremental improvements in existing asset base
Opportunities	▪ Potential growth in RIO and Caddo joint venture projects ▪ Greenfield pipeline projects in Midland

Financial Flexibility provides ability to be opportunistic

Acquisitive Growth	▪ Proven ability to make 3rd party asset acquisitions (4 since 2013) ▪ Ability to utilize relationship with Delek US to make acquisitions (asset/corporate)

(1) Please see Delek US' presentation from January 3, 2017 "Delek US Holdings to Acquire the Remaining Shares of Alon USA" that is posted on its website. Delek US expects this transaction to close by July 1, 2017. Please see entire presentation and webcast for additional information related to this transaction.
(2) Please see page 8 for additional information related to Delek US' position in the Permian based on the agreement to acquire Alon USA.
(3) Non-GAAP measure. For a reconciliation to the most directly comparable U.S. GAAP measure, see the appendix. Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at Delek Logistics. Actual amounts will be based on timing, performance of the assets, Delek Logistics' growth plans and valuation multiples for such assets at the time of any transaction.
(4) Based on Delek US' announced changes for its refineries; actual results may vary based on each refinery's respective operating rate.

22

Financial Overview

1) Non-GAAP measure. For a reconciliation to the most directly comparable U.S. GAAP measure, see the appendix. 2) Reconciliation provided on page 39. Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Also, excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. Tyler assets were acquired in July 2013 and El Dorado assets acquired Feb. 2014. 3) Reconciliation provided on page 39. 4) Reconciliation provided on page 40. Solid EBITDA(1) performance since IPO in Nov. 2012 $8 $7 $7 $12 $6 $7 $49 $64 $94 $96 $97 $98 $0 $20 $40 $60 $80 $100 $120 LTM 9/30/13 2013 2014 2015 2016 Q1 2017 LTM $ in m ill io n s Maintenance & Regulatory Capex (Excl. JVs) EBITDA $53 $79 $81 $82 $82 $0 $20 $40 $60 $80 $100 2013 2014 2015 2016 Q1'17 LTM $ in m ill io n s Distributable Cash Flow DCF supported distribution growth (4) $252 $352 $393 $392 $441 $347 $301 $301 $0 $250 $500 $750 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2017 $ in m ill io n s Borrowings Excess Capacity Financial Flexibility to support continued growth 24 (2) (2) (3) (3) Improving Performance and Financial Flexibility to Support Growth (3) (2)

Distribution per unit has been increased sixteen consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 MQD 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Increased 84% through 1Q 2017 distribution 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 0.90x 0.98x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Distributable Cash Flow Coverage Ratio (1)(2) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.85x 2.98x 2.99x 2.85x 3.12x 2.97x 2.79x 2.79x 2.88x 2.88x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Revolver Leverage Ratio Revolver Leverage Ratio (Excl. JV Investment) Revolver Leverage Ratio (3) (1) Distribution coverage based on distributable cash flow divided by distribution announced in each period. Please see page 40 for reconciliation. (2) 4Q16 based on total distributions paid on February 14, 2017. (3) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Delek Logistics entered into two Joint Ventures on March 20, 2015. Caddo JV was formed with PAA and Rio JV was formed with Rangeland. Delek Logistics has a 50% and 33% stake, respectively. (4) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.09x in 2016 25 (4) Committed to Maintaining Conservative Coverage and Leverage

 Maintain conservative financial position at Delek US  Target minimum cash of $400 million  Target DK revolver availability of approximately $400 million  Target consolidated net leverage of no more than 1.0x to 1.5x mid-cycle  Position DKL for Long-Term Financial Success  Target maximum leverage, total debt / EBITDA of 4.5x or less over the long-term  Target minimum annual distribution coverage comfortably above 1.0x over the long-term  Target minimum liquidity of $200mm to $300mm  Efficiently Manage Growth Initiatives  Maximize existing assets and fill available capacity  Invest organically via expansions and joint-venture investments  Actively evaluate sponsor-related and third party M&A transactions 26 Financial Policy – Commitment to Conservative Balance Sheet

Appendix

Delek US Pro Forma Organizational Structure


Delek US Holdings, Inc.
NYSE: DK
Wells ABL: $88mm (1)
Reliant Bank Revolver: $17mm
Promissory Notes: $105mm
Lion Term Loan: $227mm (2)
Management
100% Ownership
95.4% Ownership
4.7% Ownership
Alon USA Energy, Inc.
NYSE: ALJ
Alon Energy Term Loan: $12mm
2015 Term Loan: $2mm
2016 Term Loan: $34mm
Convertible Senior Notes: $138mm
Retail Credit Facility: $95mm
Operating Subsidiaries
61.2% LP Interest
Delek Logistics GP, LLC
(the General Partner)
2.0% Interest GP and IDRs
81.6% LP Interest
18.4% LP Interest
Public Unitholders
Public Unitholders
36.8% LP Interest
Alon USA Partners
NYSE: ALDW
Term Loan: $234mm
Delek Logistics Partners, LP
NYSE: DKL
(the Partnership)
Revolving Credit Facility: $392mm (3)
100% Ownership
100% Ownership
100% Ownership
Operating Subsidiaries
Operating Subsidiaries
Operating Subsidiaries

Note: Debt figures as of 3/31/17. DK ownership figures shown pro forma for the pending merger with Alon.

(1) Wells Term Loan is net of deferred financing costs of $0.1 million and debt discount of $0.5 million. Excludes letters of credit of $92.4 million. Includes $30 million attributable to the Wells ABL revolving credit facility.

(2) The Lion Term Loan Facility is net of deferred financing costs of $2.7 million and debt discount of $1.0 million.

(3) Excludes letters of credit of $7.5 million.

28

Experienced Management Team

Uzi Yemin
Chairman &
Chief Executive Officer of Delek Logistics' GP
25 Years Experience

Assi Ginzburg
Executive Vice President &
Chief Financial Officer[(1)]
20 Years Experience

Kevin Kremke
Executive Vice President &
Chief Financial Officer[(1)]
20 Years Experience

Fred Green
Executive Vice President
30 Years Experience

Mark Smith
Executive Vice President
26 Years Experience

Avigal Soreq
Executive Vice President
11 Years Experience

Daniel Gordon
Executive Vice President
18 Years Experience

	Uzi Yemin	Assi Ginzburg	Kevin Kremke	Fred Green	Mark Smith	Avigal Soreq	Daniel Gordon
Current Position	**Delek US Holdings, Inc** *Chairman, President & Chief Executive Officer*	**Delek US Holdings, Inc** *Executive Vice President & CFO*[(1)]	**Delek US Holdings, Inc** *Executive Vice President & CFO*[(1)]	**Delek US Holdings, Inc** *Executive Vice President & Chief Operating Officer*	**Delek US Holdings, Inc** *Executive Vice President*	**Delek US Holdings, Inc** *Executive Vice President & Chief Commercial Officer*	**Delek US Holdings, Inc** *Executive Vice President*
Previous Positions	**Delek – Israel Fuel Corporation** *Treasurer*	**Delek US Holdings** *Vice President*	**Ciner Resources** *Chief Financial Officer*	**Green Energy Advisors** *President*	**Tesoro** *Vice President, Development Supply and Logistics*	**SunPower Corp.** *Business Development*	**Aska Energy** *President*
	Delek – Israel Fuel Corporation *Chief Financial Officer*	**Swary-Yohman Financial Consultants** *Financial Advisor*	**Cheniere Energy** *Vice President of Finance and Strategic Planning*	**Murphy Oil** *Senior Vice President*	**Chevron USA** *North American Physical Supply and Trading*	**Trabelsy & Co** *Senior Finance and Business Consultant*	**RaceTrac Petroleum** *Executive Director, Supply and Distribution*

(1) Effective June 1, 2017, Kevin Kremke will replace Assi Ginzburg as Chief Financial Officer.

29

30 Robust Synergy Opportunity from the DK/ALJ Combination Expect to achieve run-rate synergies of approximately $85 - $105 million in 2018 Commercial • Logistics, purchase and trading benefits from a larger platform • $20-$35mm Operational • Sharing of resources across the platform; improved insurance and procurement efficiencies • $13-$15mm Cost of Capital • Benefit from Delek US’ financial position to reduce interest expense through refinancing efforts • $19-$20mm Corporate • Reducing the number of public companies; consolidating functions to improve efficiencies • $33-$35mm $85-$105 ($ in millions) Corporate Cost of Capital Operational Commercial

54% 55% 54% 55% 39% 39% 40% 40% 7% 6% 6% 5% 2013 2014 2015 2016 Gasoline Diesel Petro/Other 62,304 65,523 60,704 70,773  Overview  Niche market generally priced above Gulf Coast; supported by Delek Logistics' terminals  Crude slate consists of approx. 65 MBbl/d Midland sourced crude; plus east Texas and Cushing crudes  Completed schedule turnaround in March 2015; FCC reactor replaced; next scheduled turnaround 2020  15 MBbl/d crude processing expansion completed in March 2015  Achieved 75 MBbl/d crude throughput rate  Product yield in line with pre-expansion level  Focus on balancing expanded production level with refining margin to maximize capture rate Total Production (Bbl/d) $4.63 $4.41 $4.52 $3.73 2013 2014 2015 2016 Operating Expense Per Barrel Sold 31 Tyler Refinery Overview 75,000 Bbl/d niche refinery serving Tyler, Texas and surrounding area

El Dorado Refinery Overview

80,000 Bbl/d refinery with crude slate flexibility to process light and medium gravity crudes

- **Overview**
  - Inland PADD III refinery located in Southern Arkansas
  - Flexible crude sourcing
    - Access to Gulf Cost crudes beginning in August 2016
    - Midland, local Arkansas, east Texas
    - Rail offloading capability
    - Mid Valley and Exxon North crude oil pipeline access
  - Ability to support a portion of retail fuel needs on direct/indirect basis through 18 month supply agreement with COPEC (1)
- **Improved flexibility and throughput in 1Q 2014 turnaround; next scheduled turnaround 2019**
  - Pre-flash tower project improved light crude processing capability to approximately 80,000 Bbl/d
  - Replaced FCC reactor with state of the art technology

Total Production (Bbl/d)


71,642
71,286
77,806
75,027
3%
2%
3%
3%
11%
9%
8%
7%
38%
39%
37%
36%
49%
50%
52%
54%
Gasoline
Diesel
Asphalt
Petro/Other

Operating Expense Per Barrel Sold


$4.06
$3.94
$3.97
$3.73
2013
2014
2015
2016

(1) COPEC is a wholly owned subsidiary of Compania de Petroleos de Chile COPEC S.A., which owns and operates convenience stores in Chile, Columbia, Panama, Ecuador, Peru and Mexico. On November 14, 2016 Delek US closed the transaction to sell its retail related business to COPEC.

32

Key Retail Cities Asphalt Terminal Third-Party Terminal Alon USA Terminal Exchange Terminal Refinery Third-Party Pipelines ALON USA Alon Pipelines (idled) Oklahoma 638167_1.wor [NY0086JT] Texas California New Mexico Arizona Nevada Oregon Washington Arkansas Louisiana Midland/i l /aidl ndi li li li la /i l /ai ld ndd ndi li li l Odessasse ad ssassadeedO Corpus Christi i ir s r stCo pu Ch i i i i i i i ir r tr r ts is i i is s i iCo pu ChCo pu Chr ri ti i ir r t i i Abileneile eAbil nililililililAb enee eAb nilililEl Pasol sE Pal ol l l l asl sal E P oE P ol l l Bakersfieldfi lrsake eB fi ldi li li lr fr fak s i li lsak i lB e e de eB dr fi lfi lr fi l Mojavejaveojjjavavoj ej eoj Long Beach L g eacon B h L g ac L g ac on Be heon B h PhoenixiP e xho niiiiixixiPhoenP eho niii TucsonsT cu oncsscTu onTu on Paramountr tPa a ounr tr ta aa aP ounP ounr tr t SouthtSou httSSou hou htt Marshrsa hrrssa ha hrr IslandI ls aI l ndlllIIsllslandandI lI lI l Nederlandlre e ad l ndlllrrlalalede nde ed ndN rllrl Houstonstou onttssou onou onH tt LoopLoopLLoopoop Orlalr allllrrlalalOrllrl Moriartyir rta yo iiiir rtr rti yi yio aaori rtir rti LubbockL ckubboL ckL ckubboubbo Big Springi irg S gBi p ini ii ii irrig S i gi ig S gi iB p nB p ni rii iri i Wichita Fallsi i llt sc a Fai hi lli i lli i lli i llttic i a Fallsi i llsc a Fai i llhhi it li i lti i l Fort Worth rt rtFo o h rt rtrt rtF F o o ho o hrt rt rt rt Dallasll sa aD llllllllallasll sa allD llD l DuncancaDun ncacaun nun nDD Albuquerquel re eAlbuqu qulll rrlllA buque quee eA buqu qul rl rl EmpireirE epiiiirriiiE p eE epiriri Flagstaffl ffstF ag al fflll t fft ffFlags al sF ag all t fl ftl f Elk Grovel rE k vel ol l l rrlk vl k vl E o eE eol Grl rl FemleylFe eyllllF l ylF yle ee elll Richmond Beachi c eacRi h ond B hi i i ic aci c aci R h ond Be heR h ond B hi i i Krotz Springs ir tz r sS gK o p in i i ir t rr t rz S i gs iz sS g iK o p nK o p nr t ri ir t r i Bloomfieldl fi leBloo fi ldl i ll i ll i lffl i ll i ll i lB oo e deB oo dl fi ll fi ll fi l TulsalsT aulllllsalsalTuTulll ■ ALJ is an independent refiner and marketer of petroleum products, operating primarily in the South Central, Southwestern and Western regions of the United States ■ ALJ conducts its operations through three segments: ■ Refining and Marketing: sour and heavy crude oil refineries in Big Spring, TX; Paramount, Bakersfield and Long Beach, CA and a light sweet crude oil refinery in Krotz Springs, LA – total of ~217,000 Bbl/d of aggregate crude oil throughput capacity ■ ~640 branded independent and company- owned Alon retail locations, supplied by wholesale fuels marketing business ■ Asphalt: 11 asphalt terminals located in TX, WA, CA, AZ and NV and the largest asphalt supplier in CA and second largest asphalt supplier in TX ■ Retail: largest licensee of 7-Eleven in the U.S., operating over 300 convenience stores ■ ALJ also owns 100% of the general partner and 81.6% of the limited partner interests in Alon USA Partners, LP ■ Alon USA Partners (“ALDW”) owns the Big Spring refinery (aggregate crude oil throughput capacity of 73,000 Bbl/d) Historical EBITDA (1)(3) ($ in millions)  217,000 Bbl/d of capacity  Big Spring  73,000 Bbl/d  10.5 complexity  Krotz Springs  74,000 Bbl/d  8.3 complexity  California (2)  70,000 Bbl/d Refining  306 stores in Central and West Texas and New Mexico Retail Asphalt  11 terminals in the Southwestern and Western U.S. Source: Company filings / presentations. (1) Consolidated Adj. EBITDA based on company reports and includes 100% of ALDW; however, as of March 31, 2017, public unitholders owned 18% of ALDW. (2) California refineries have not processed crude since 2012. (3) Non-GAAP measure. $264 $394 $271 $328 $374 $90 $0 $100 $200 $300 $400 $500 2011 2012 2013 2014 2015 2016 33 Alon USA Energy, Inc. (Parent)

■ ALDW is a limited partnership which operates a crude oil refinery in Big Spring, TX ■ The facility refines crude oil into finished products, which are marketed primarily in West and Central Texas, Oklahoma, New Mexico and Arizona through ALDW’s wholesale distribution network to both ALJ’s retail convenience stores and other third-party distributors ■ The Big Spring refinery has crude oil throughput capacity of 73,000 Bbl/d and is located on 1,306 acres in the Permian Basin in West TX ■ It is the closest refinery to Midland, Texas, which is the largest origination terminal for West Texas crude oil ■ The refinery has a Nelson complexity rating of 10.5, allowing the flexibility to process a variety of crudes into higher-value refined products ■ The refinery also has the capability to process substantial volumes of less expensive high-sulfur crude oils to produce a high percentage of light, high-value refined products ■ ALDW is managed by its general partner which is 100% owned by ALJ ■ ALDW completed its initial public offering on November 26, 2012 Reported Adjusted EBITDA (1) ($ in millions) Source: Company filings / presentations. (1) Non-GAAP measure. Oklahoma 638167_1.wor [NY0086JT] Arizona New Mexico Texas Kinder i er Kindi er iiiiKinder i er Kindi er iiiii er i er ii er Kindi Kindi i er i er ii er M organ ro gan M rrrro gan o gan M rr M ro gan o gan rrr Hollyllllylllllllylly Ho lll Mage llanlllllllllle lllag a nlll Riv eri r iveRi r i r i r ii r R v eveRi r i r ii r Riv eri r iveRi r Fin-Te x Trus t i - r st Fi e x i i i - r t - r t Fi Te x T s i s Fi e x n u i - r t i - r t i Flagstaffl ffstl ffl ffststF ag al ffl ff TucsonsssT cu on Albuquerquel rll rre eAlbuqu qul Moriartyir rtiir rtr rta yo ii DuncancaDun n TulsalsllssT aull Big Springi iri ii irrg S gBi p ini i Wichitai iti ii ittc ai hii i FallsllsllllssFa ll Fort Worth rt rt rt rtrt rtFo o h Dallasll sllll ssa aD ll Abileneililile eAbil nil Midland/i l /i li l //aidl ndi l Odessasssssse ad Orlalrllrr all El Pasol sl l ssE al P ol Oklahoma Cityl itl il ittk a a yl ho Cil iAmarilloillrillillrraA i loi l LubbockL ckubbo Phoenixiiie xPho nii Nederlandlrllrre e ad l ndl Corpus Christii ir s C r sti ii ir s C r str s C r stCo pu h i ii i Houstonstststou on Carswellllrs llllllllrrs e lls lCar w llr l NM PP N PP M N PP N PP N PP N PP M M N PP N PP N PP NM PP N PP M N PP Bloomfieldl i lfl i ll i lff eBloo i ldl i l Key Retail Cities Asphalt Terminal Third-Party Terminal Alon USA Terminal Exchange Terminal Refinery Third-Party Pipelines ALON USA Partners Alon Pipelines $371 $469 $224 $266 $259 $91 $0 $100 $200 $300 $400 $500 2011 (Predecessor) 2012 2013 2014 2015 2016 34 Alon USA Partners, LP (MLP)

35 Ethanol RINs Prices (1) 1) Ethanol RINs prices from OPIS as of April 27, 2017. $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q 1 6 2Q1 6 3Q1 6 4Q1 6 Oct. N o v. D ec. Ja n . Fe b . M ar . A p r. M TD $ p er B b l  Renewable Fuel Obligation  Potential for a change in program has effected RINs prices since October  Positive for refining operations  Lower direct cost for RINs  Reduces margin of non-obligated parties in the wholesale markets  Corporate Tax Rate  Positive discussions around tax reform that includes a lower corporate tax rate  Delek US and Alon USA have deferred tax liabilities that may be revalued in a lower corporate tax environment  Border Adjustment Tax  Tax reform discussions continue to include this option  Structure and effect unclear at this point  Delek US does not currently import crude and does export limited product to Mexico Government Policy Update Initiatives from new administration may benefit refining industry

Summary of Certain Contracts [8]

Initial / Maximum Term [1]	Service	Three Months Ended March 31, 2017 Throughput (bpd)[2]	Minimum Commitment (bpd)	Current Tariff / Fee	Tariff / Fee Index [10]	Termination Provision: Refinery Shutdown	Termination Provision: Force Majeure
Paline Pipeline							
	Crude Oil Transportation	N/A	N/A	Base tariff of $1.50/Bbl with volume incentive rates available [6]	FERC	N/A	N/A
						N/A	N/A
Lion Pipeline System (and SALA Gathering System)							
Five / Fifteen Years	Crude Oil Transportation	58,744	46,000 [3]	$0.9464/Bbl [4]	FERC	After 1st two years, 12 months notice required	After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics
Five / Fifteen Years	Refined Products Transportation	51,355	40,000	$0.1113/Bbl	FERC		
Five / Fifteen Years	Crude Oil Gathering	16,531	14,000	$2.5452/Bbl [4]	FERC		
East Texas Crude Logistics							
Five / Fifteen Years	Crude Oil Transportation	16,176	35,000	$0.4454/Bbl [5]	FERC		
Five / Fifteen Years	Crude Oil Storage	N/A	N/A	$278,370 per month	FERC		
East Texas Marketing							
Ten [7]	Marketing - Tyler Refinery	63,396	50,000	$0.7636/Bbl<50 kbpd; $0.7245/Bbl>50 kbpd [7]	CPI-U		
Memphis Terminal							
Five / Fifteen Years	Dedicated Terminalling Services	6,360	10,000	$0.5567/Bbl	FERC		
North Little Rock Terminal							
Eight / Sixteen Years	Dedicated Terminalling Services	8,768	8,100	$0.2310/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$63,000 per month	PPI-fg		
Big Sandy Terminal & Pipeline							
Five / Fifteen Years	Dedicated Terminalling Services	7,194	5,000	$0.5554/Bbl	FERC		
Four / Fourteen Years	Refined Products Transportation	7,278	5,000	$0.5554/Bbl	FERC		
Five / Fifteen Years	Storage	N/A	N/A	$55,625 per month	FERC		
Tyler							
Eight / Sixteen Years	Dedicated Terminalling Services	64,666	50,000	$0.3500/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$829,823 per month	PPI-fg		
Eight / Sixteen Years	Crude Oil Storage	N/A	N/A	$180,000 per month	PPI-fg	Not applicable to this asset	
El Dorado							
Eight / Sixteen Years	Dedicated Terminalling Services	14,744	22,500	$0.5000/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$1.3 million per month	PPI-fg		
Nine / Fifteen Years	Crude Oil Offloading [9]	N/A	N/A	$1.00/bbl light; $2.25/bbl heavy	PPI-fg		

Note: Footnotes on the next page.

Delek LOGISTICS

36

(1) Maximum term assumes an extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 Bbl/d, the throughput fee will be $0.6819/Bbl. (6) Current base FERC tariff of $1.50 per barrel. A temporary incentive tariff of $1.00/Bbl if a shipper volume is 1,000 Bbl/d to 9,999 Bbl/d and $0.75/Bbl if a shipper volume is above 10,000 Bbl/d are in currently in place. Previous capacity lease agreement for 35,000 Bbl/d equates to approximately $1,700,000 per month from Jan. 1, 2015 to Jun. 30, 2016 that entitled third parties to their respective capacities on this pipeline. From July 1, 2016 to December 31, 2016 the capacity lease agreement was for 10,000 Bbl/d and equates to approximately $410,000 per month. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. The fee per barrel is based on volume in each period. (8) For more detailed information regarding certain contracts, refer to documents filed with the SEC, including the Annual Reports filed on Form 10-K, Quarterly Report filed on Form 10-Q, Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014 and Apr. 6, 2015. (9) Crude oil offloading throughput agreement includes an obligated minimum quarterly throughput fee of $1.5 million for throughput of a combination of light and heavy crude. (10) The tariff/fee index can increase or decrease based on the index change pursuant to each contract. 37 Summary of Certain Contracts - footnotes

Key Provisions  Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets.  Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline.  GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses.  Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events.  For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Report on Form 8-K filed Apr. 6, 2015 and the quarterly report 10Q filed August 6, 2015, as amended on November 6, 2015. 38 Amended and Restated Omnibus Agreement

Income Statement and Non-GAAP EBITDA Reconciliation

	Forecast 9/30/13 [1][2][3]	1Q13 [4]	2Q13 [4]	3Q13 [4]	4Q13 [4]	2013 [4]	1Q14 [4]	2Q14	3Q14	4Q14	2014 [4]	1Q15 [5]	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16	4Q16	2016	1Q17
Total Net Sales	**$797.1**	**$210.9**	**$230.1**	**$243.3**	**$223.1**	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**	**$129.5**
Cost of Goods Sold	(721.8)	(187.9)	(208.0)	(218.2)	(197.3)	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)	(92.6)
Operating Expenses	(18.7)	(5.9)	(6.1)	(6.6)	(7.2)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)	(10.4)
Contribution Margin	**$56.6**	**$17.2**	**$16.1**	**$18.4**	**$18.6**	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**	**$26.5**
Depreciation and Amortization	(9.3)	(2.4)	(2.4)	(2.6)	(3.4)	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)	(5.2)
General and Administration Expense	(7.7)	(1.7)	(1.1)	(1.8)	(1.7)	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)	(2.8)
Gain (Loss) on Asset Disposal	-	-	-	-	(0.2)	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0	(0.0)
Operating Income	**$39.6**	**$13.1**	**$12.6**	**$14.0**	**$13.3**	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**	**$18.5**
Interest Expense, net	(3.6)	(0.8)	(0.8)	(1.2)	(1.8)	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)	(4.1)
Loss on Equity Method Invesments													(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)	0.2
Income Taxes	-	(0.1)	(0.1)	(0.3)	(0.2)	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)	(0.1)
Net Income	**$36.0**	**$12.2**	**$11.8**	**$12.5**	**$11.3**	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**	**$14.6**
EBITDA:																						
Net Income	$36.0	$12.2	$11.8	$12.5	$11.3	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8	$14.6
Income Taxes	-	0.1	0.1	0.3	0.2	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	$0.1	($0.3)	0.1	4.1
Depreciation and Amortization	9.3	2.4	2.4	2.6	3.4	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	$5.4	$5.6	20.8	5.2
Interest Expense, net	3.6	0.8	0.8	1.2	1.8	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	$3.4	$3.7	13.6	0.1
EBITDA	$48.9	$15.5	$15.0	$16.6	$16.7	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3	$23.9

(1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership.
(2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility.
(3) Forecast provided in the IPO prospectus on Nov. 1, 2012.
(4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
(5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs.
Note: May not foot due to rounding.

39

Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	1Q13 [2]	2Q13 [2]	3Q13 [2]	4Q13 [2]	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]
Reconciliation of Distributable Cash Flow to net cash from operating activities										
Net cash provided by operating activities	$2.0	$18.7	$19.9	$8.9	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6
Accretion of asset retirement obligations	(0.0)	(0.1)	(0.0)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)
Deferred income taxes	0.0	0.0	(0.1)	(0.3)	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1
Gain (Loss) on asset disposals	-	-	-	(0.2)	(0.2)	-	(0.1)	-	(0.0)	(0.1)
Changes in assets and liabilities	12.1	(4.9)	(5.1)	6.3	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)
Maint. & Reg. Capital Expenditures	(1.3)	(1.1)	(1.3)	(1.8)	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)
Reimbursement for Capital Expenditures	0.3	0.2	-	0.4	0.8	-	-	-	1.6	1.6
Distributable Cash Flow	$13.1	$12.8	$13.4	$13.3	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3
Coverage [1]	1.39x	1.32x	1.35x	1.30x	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x
Total Distribution [1]	$9.4	$9.7	$9.9	$10.2	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9

(dollars in millions, except coverage)	1Q15 [2]	12Q15 [2]	3Q15 [2]	4Q15 [2]	2015 [2]	1Q16	2Q16	3Q16	4Q16	2016 [2]	1Q17
Reconciliation of Distributable Cash Flow to net cash from operating activities											
Net cash provided by operating activities	$15.9	$30.8	$20.2	$1.3	$68.2	$26.4	$31.2	$29.2	$13.9	$100.7	$23.5
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)
Deferred income taxes	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2	-
Gain (Loss) on asset disposals	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0	(0.0)
Changes in assets and liabilities	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)	(3.6)
Maint. & Reg. Capital Expenditures	(3.3)	(3.9)	(3.5)	(2.7)	(11.8)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)	(2.2)
Reimbursement for Capital Expenditures	1.2	1.4	2.3	0.0	5.2	0.2	0.6	0.7	0.4	1.9	3.1
Distributable Cash Flow	$16.8	$21.1	$22.6	$18.9	$81.3	$20.4	$23.7	$19.1	$18.5	$81.7	$20.6
Coverage [1]	1.23x	1.47x	1.50x	1.17x	1.37x	1.19x	1.31x	0.99x	0.90x	1.09x	0.98x
Total Distribution [1]	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0	$21.0

(1) Distribution for forecast period based on $1.50 per unit; Distribution for year ended December 31, 2013, 2014, 2015 and 2016 based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.

(2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.

Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

40

(1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at Delek Logistics. Actual amounts will be based on timing, performance of the assets, Delek Logistics’ growth plans and valuation multiples for such assets at the time of any transaction. Forecasted EBITDA range allocated to Krotz Springs, Asphalt Terminals, and ALDW. Reconciliation of Forecasted Logistics Dropdown EBITDA to Forecasted Amounts under US GAAP Delek Logistics Partners LP ($ in millions) Forecasted Net Income Range 13.6$ 15.9$ Add: Depreciation and amortization expenses 33.6$ 39.2$ Add: Interest and financing costs, net 24.8$ 28.9$ Forecasted EBITDA Range 72.0$ 84.0$ Potential Dropdown Range 41 Non GAAP Reconciliations of Potential Dropdown EBITDA (1)